EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2026

/s/ Daniel P. Penberthy
Daniel P. Penberthy, Chief Executive Officer and President
(Principal Executive Officer of Rand Capital Corporation)

Dated: March 31, 2026

/s/ Margaret W. Brechtel
Margaret W. Brechtel, Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer of Rand Capital Corporation)